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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: December 28, 2001
(Date of earliest event reported)

US SEARCH.COM INC.
(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File: 000-26149	95-4504143 (I.R.S. Employer Identification No.)
5401 Beethoven Street Los Angeles, CA 90066 (Address of Principal executive offices, including zip code)
(310) 302-6300 (Registrant's telephone number, including area code)

ITEM 5. Other Events.

    On December 28, 2001, US SEARCH.com Inc., a Delaware corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") among the Company, US SEARCH Screening Services, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the "Acquiror"), Professional Resource Screening, Inc., a California corporation ("PRSI"), and Irwin R. Pearlstein, David Pearlstein and Cheryl Pearlstein-Enos (the "PRSI Shareholders").

    Pursuant to the Merger Agreement, on December 28, 2001 PRSI merged with and into the Acquiror, with the Acquiror as the surviving corporation (the "Surviving Corporation").

    In connection with the merger, subject to the terms and conditions of the Merger Agreement, the Company has paid and will pay the following consideration to the PRSI Shareholders:

  •
  on December 28, 2001, 8,148,148 shares of the Company's common stock;

  •
  on January 15, 2002, a total of $400,000 in cash;

  •
  on January 31, 2002, a number of shares of the Company's common stock equal to the number, if any, by which (A) the number of shares obtained by dividing (i) $11,000,000 by (ii) the lower of (X) $1.35 or (Y) the higher of (1) the average closing sale price of the Company's common stock on the Nasdaq National Market System for the five business days prior to, but not including, January 28, 2002 or (2) $0.80 exceeds (B) the 8,148,148 shares issued on December 28, 2001;

  •
  a total of $180,000 in cash, to be paid in 6 equal monthly installments of $30,000 beginning on December 28, 2001;

  •
  a total of $900,000 in cash, to be paid in 18 equal monthly installments of $50,000 beginning June 28, 2002; and

  •
  if the Surviving Corporation achieves certain revenue, cash flow and income targets, up to an additional $3,020,000 in cash earnout payments.

    In addition, on December 28, 2001 the Company issued, and on January 31, 2002 the Company will issue, common stock valued, in the aggregate, at $482,522 (based on an agreed formula) to the PRSI Shareholders who, in turn, have transferred and will transfer, as applicable, that common stock to the Surviving Corporation in return for the cancellation of certain indebtedness owed by the PRSI Shareholders to PRSI. A portion of the stock consideration will be held in escrow until December 28, 2003 to satisfy indemnification claims under the Merger Agreement and certain post-closing adjustments to the consideration set forth above. Under the terms of a registration rights agreement, the PRSI Shareholders have the right to include the stock consideration in certain registration statements filed by the Company with the Securities and Exchange Commission. In connection with the transaction, the Company granted the PRSI Shareholders a security interest in the capital stock of the Surviving Corporation to secure payment of the consideration payable to the PRSI Shareholders under the merger Agreement.

ITEM 7. Financial Statements and Exhibits.

  (a)
  N/A

  (b)
  N/A

  (c)
  Exhibits.

2.1	Agreement and Plan of Merger, dated as of December 28, 2001, by and among US Search.com Inc., US SEARCH Screening Services, Inc., Professional Resource Screening, Inc., and Irwin R. Pearlstein, David Pearlstein and Cheryl Pearlstein-Enos
10.1	Escrow Agreement, dated as of December 28, 2001, by and among US Search.com Inc., Comerica Bank—California, Irwin R. Pearlstein, David Pearlstein and Cheryl Pearlstein-Enos
10.2	Registration Rights Agreement, dated as of December 28, 2001, by and among US Search.com Inc., Irwin R. Pearlstein, David Pearlstein and Cheryl Pearlstein-Enos
10.3	Security Agreement, dated as of December 28, 2001, by and among US Search.com Inc., Irwin R. Pearlstein, David Pearlstein and Cheryl Pearlstein-Enos
10.4	Employment Agreement, dated as of December 28, 2001, by and between US Search.com Inc. and Irwin R. Pearlstein
10.5	Employment Agreement, dated as of December 28, 2001, by and between US Search.com Inc. and David Pearlstein
10.6	Employment Agreement, dated as of December 28, 2001, by and between US Search.com Inc. and Cheryl Pearlstein-Enos

* * * * *

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

US SEARCH.COM INC.
Date: January 9, 2002	By:	/s/ BRENT N. COHEN
		Name:	Brent N. Cohen
		Title:	Chief Executive Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of December 28, 2001, by and among US Search.com Inc., US SEARCH Screening Services, Inc., Professional Resource Screening, Inc., and Irwin R. Pearlstein, David Pearlstein and Cheryl Pearlstein-Enos
10.1	Escrow Agreement, dated as of December 28, 2001, by and among US Search.com Inc., Comerica Bank—California, Irwin R. Pearlstein, David Pearlstein and Cheryl Pearlstein-Enos
10.2	Registration Rights Agreement, dated as of December 28, 2001, by and among US Search.com Inc., Irwin R. Pearlstein, David Pearlstein and Cheryl Pearlstein-Enos
10.3	Security Agreement, dated as of December 28, 2001, by and among US Search.com Inc., Irwin R. Pearlstein, David Pearlstein and Cheryl Pearlstein-Enos
10.4	Employment Agreement, dated as of December 28, 2001, by and between US Search.com Inc. and Irwin R. Pearlstein
10.5	Employment Agreement, dated as of December 28, 2001, by and between US Search.com Inc. and David Pearlstein
10.6	Employment Agreement, dated as of December 28, 2001, by and between US Search.com Inc. and Cheryl Pearlstein-Enos

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  ITEM 5. Other Events.
  ITEM 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX